UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 28, 2005
PeopleSupport, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-115328	95-4695021

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1100 Glendon Ave., Suite 1250 Los Angeles, California	90024

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (310) 824-6200
Not Applicable

(Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information
Item 2.02 Results of Operations and Financial Condition.
On July 28, 2005, PeopleSupport, Inc. issued a press release announcing the financial results for the quarter ended June 30, 2005. A copy of this press release is being furnished as an exhibit to this report on Form 8-K.
The information contained in this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Section 9. Financial Statements and Exhibits
Item 9.01(c) Exhibits.

Exhibit	Description
99.1	Press Release dated July 28, 2005 entitled: “PeopleSupport Reports Record Revenues for Second Quarter 2005.”

SIGNATURES
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 28, 2005	PeopleSupport, Inc. a Delaware corporation
	By:	/s/ Lance Rosenzweig
Chief Executive Officer and Chairman of the Board of Directors

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated July 28, 2005 entitled: “PeopleSupport Reports Record Revenues for Second Quarter 2005.”